                                                                    EXHIBIT 10.3

          SECURITY AGREEMENT dated as of April 23, 1998 among MTS, Incorporated, a California corporation ("MTS"), each Material Subsidiary of MTS (other than Tower Records Kabushiki Kaisha and its Material Subsidiaries and any other Non-US Subsidiaries of MTS), if any, listed on Schedule I hereto (each such subsidiary being individually called a "Subsidiary Grantor" and collectively, the "Subsidiary Grantors"; the Subsidiary Grantors and MTS are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined below).

     Reference is made to the Credit Agreement dated as of April 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MTS, Tower Records Kabushiki Kaisha, a Japanese corporation ("TRKK", and together with MTS, the "Borrowers"), the lenders from time to time party thereto (the "Lenders") and the Chase Manhattan Bank, as administrative agent for the Lenders. Capitalized terms used and not defined herein shall have the meanings assigned to them in the Credit Agreement.

     The Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth in the Credit Agreement. Each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrowers under the Credit Agreement. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Grantors of a Security Agreement in the form hereof to secure the Obligations (as defined below). In order to induce the Lenders to make Loans, the Grantors are willing to execute and deliver this Agreement.

     Accordingly, the parties hereto agree as follows:

                                   ARTICLE I

                                 DEFINITIONS

     SECTION 1.01. DEFINITION OF CERTAIN TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

     "ACCOUNT DEBTOR" means any person who is or may become obligated to any Grantor under, with respect to or on account of an Account.

     "ACCOUNTS" means any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in


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                                                                              2

the future, including accounts receivable from Affiliates of the Grantors.

     "ACCOUNTS RECEIVABLE" means all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

     "COLLATERAL" means all (a) Accounts Receivable, (b) Documents, (c) Inventory and (d) Proceeds.

     "COLLECTION DEPOSIT ACCOUNT" means a lockbox account of a Grantor maintained for the benefit of the Secured Parties with the Collateral Agent pursuant to Article V or with a Sub-Agent pursuant to a Lockbox Agreement.

     "CREDIT AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "DOCUMENTS" means all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

     "INVENTORY" means all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

     "LOCKBOX AGREEMENT" means a Lockbox Agreement substantially in the form of Annex 2 hereto among a Grantor, the Collateral Agent and a Sub-Agent or such other form as may be agreed upon by a Grantor, the Collateral Agent and a Sub-Agent.

     "OBLIGATIONS" means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement, the Guarantee Agreement and the other Loan Documents and (b) all obligations of the Loan Parties, monetary or otherwise, under each Hedging Agreement entered into to fix or limit interest rate or exchange rate risk associated with the


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                                                                              3

Loans under the Credit Agreement with a counterparty that was a Lender at the time such Hedging Agreement was entered into, but only if such Lender and such Loan Parties expressly agree that such obligations shall constitute "Obligations".

     "PERFECTION CERTIFICATE" shall mean a certificate substantially in the form of Exhibit F to the Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Chief Financial Officer of the Borrowers' Agent.

     "PROCEEDS" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent in connection with any Collection Deposit Accounts and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "SECURED PARTIES" means (a) the Lenders, (b) the Administrative Agent,
(c) the Collateral Agent, (d) each counterparty to a Hedging Agreement entered into with any Borrower if such counterparty was a Lender at the time the Hedging Agreement was entered into, (e) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (f) the successors and assigns of each of the foregoing.

     "SECURITY INTEREST" shall have the meaning assigned to such term in
Section 2.01.

     "SUB-AGENT" means a financial institution which shall have delivered to the Collateral Agent an executed Lockbox and Depository Agreement.

     SECTION 1.03. RULES OF INTERPRETATION. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                    ARTICLE II

                                SECURITY INTEREST

     SECTION 2.01. SECURITY INTEREST. As security for the payment or performance, as the case may be, in full of the Obligations (other than, as to each Subsidiary Grantor that is a Non-US Subsidiary, the applicable Excluded Obligations), each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its


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                                                                              4

successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral now or hereafter owned by such Grantor (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party, to the extent permitted by law.

     SECTION 2.02. NO ASSUMPTION OF LIABILITY. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

     SECTION 3.01. TITLE AND AUTHORITY. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

     SECTION 3.02. FILINGS. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements (unless a Grantor shall change its name or location).


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                                                                              5

     SECTION 3.03. VALIDITY OF SECURITY INTEREST. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

     SECTION 3.04. ABSENCE OF OTHER LIENS. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral or (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                                 ARTICLE IV

                                 COVENANTS

     SECTION 4.01. CHANGE OF NAME; LOCATION OF COLLATERAL; RECORDS; PLACE OF BUSINESS. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral subject only to Liens permitted pursuant to
Section 6.02 of the Credit Agreement. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

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                                                                              6

     (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request (but, so long as no Event of Default has occurred and is continuing, no more frequently than once per fiscal year), promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in reasonable detail showing the identity, amount and location of any and all Collateral.

     SECTION 4.02. PERIODIC CERTIFICATION. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01 of the Credit Agreement, if so requested by the Collateral Agent, the Borrowers' Agent shall deliver to the Collateral Agent a certificate executed by the chief financial officer and the chief legal officer of the Borrowers' Agent (a) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section
4.02 and (b) certifying that all Uniform Commercial Code financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

     SECTION 4.03. PROTECTION OF SECURITY. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

     SECTION 4.04. FURTHER ASSURANCES. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount greater than $1,000,000 that is payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or


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                                                                              7

instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

     SECTION 4.05. INSPECTION AND VERIFICATION. Subject to Section 5.06 of the Credit Agreement, the Collateral Agent and its designated agents shall have the right, at the Grantors' own cost and expense and at reasonable times and upon reasonable notice, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the pre-mises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Collateral in the possession of any third person, by contacting the third person possessing such Collateral for the purpose of making such a verification. The Collateral Agent may not contact Account Debtors unless an Event of Default has occurred and is continuing. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12 of the Credit Agreement).

     SECTION 4.06. TAXES; ENCUMBRANCES. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

     SECTION 4.07. ASSIGNMENT OF SECURITY INTEREST. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent.
 Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

     SECTION 4.08. CONTINUING OBLIGATIONS OF THE GRANTORS. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it

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                                                                              8

under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

     SECTION 4.09. USE AND DISPOSITION OF COLLATERAL. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

     SECTION 4.10. LIMITATION ON MODIFICATION OF ACCOUNTS. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

     SECTION 4.11. LEGEND. Each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its books, records and documents evidencing or pertaining to its Accounts Receivable with an appropriate reference to the fact that the Collateral Agent has a security interest therein.

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                                                                              9

                                    ARTICLE V

                                   COLLECTIONS

     SECTION 5.01. COLLECTION DEPOSIT ACCOUNTS. (a) At any time that an Event of Default has occurred and is continuing, upon the written request of the Collateral Agent, each Grantor agrees to establish and maintain one or more Collection Deposit Accounts with the Collateral Agent or with any financial institution that is satisfactory to the Collateral Agent and enters into a Lockbox Agreement.

     (b) Upon and after the establishment of any Collection Deposit Accounts as provided above, each Grantor shall use all reasonable efforts to prevent any funds which are not payments on Accounts Receivable or Inventory from being deposited into, or otherwise commingled with, the funds held in the Collection Deposit Accounts. Unless and until the Collection Deposit Accounts are converted to closed lockbox accounts pursuant to paragraph (c) below, each Grantor may at any time withdraw any of the funds contained in a Collection Deposit Account of such Grantor for use, subject to the provisions of the Loan Documents, for general corporate purposes. If all Events of Default that had occurred shall be cured or waived or are no longer continuing, any Grantor may notify each Sub-Agent that such Collection Deposit Account shall no longer be in effect.

     (c) Effective upon notice to the Grantors from the Collateral Agent after the occurrence and during the continuance of an Event of Default (which notice may be given by telephone if promptly confirmed in writing), each Collection Deposit Account will, without any further action on the part of any Grantor, the Collateral Agent or any Sub-Agent, convert into a closed lockbox account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the Collateral Agent hereunder. No Grantor shall thereafter have any right or power to withdraw funds from any Collection Deposit account without the prior written consent of the Collateral Agent until all Events of Default are cured or waived. The Grantors irrevocably authorize the Collateral Agent to notify each Sub-Agent
(i) of the occurrence of an Event of Default and (ii) of the matters referred to in this paragraph (c). Following the occurrence of an Event of Default, the Collateral Agent may instruct each Sub-Agent to transfer immediately all funds in each Collection Deposit Account to an account maintained with the Collateral Agent. If all Events of Default that had occurred shall be cured or waived or are no longer continuing, any Grantor may notify each Sub-Agent that such Collection Deposit Account shall no longer be a closed lockbox account.

     SECTION 5.02. COLLECTIONS. So long as no Event of Default shall have occurred and be continuing, the Grantors shall have the right to collect all Accounts Receivable and other payments in respect of Inventory in the ordinary course of their businesses; PROVIDED, HOWEVER, that the Grantors agree, if an Event of Default shall occur and be continuing and if the Collateral Agent shall by notice to the Grantors so request (which


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                                                                             10

notice may be given by telephone if promptly confirmed in writing), (i) to arrange for remittances on any Accounts Receivable and Inventory to be made directly to Collection Deposit Accounts established in accordance with
Section 6.01, and (ii) promptly to deposit all payments received by the Grantors on account of Accounts Receivable and Inventory, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in such Collection Deposit Accounts in precisely the form in which received (but with any endorsements of the Grantors necessary for deposit or collection), and until they are so deposited such payments shall be held in trust by the Grantors for and as the property of the Collateral Agent and shall not be commingled with the Grantors' other funds.

          SECTION 5.03. POWER OF ATTORNEY. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, com-promise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collat-eral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent


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                                                                             11

and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                   ARTICLE VI

                                    REMEDIES

     SECTION 6.01. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees on demand to deliver each item of Collateral to the Collateral Agent or to such location specified by the Collateral Agent as is reasonably convenient to both such Grantor and the Collateral Agent, and it is agreed that, to the extent permitted by law, the Collateral Agent shall have the right to take any of or all the following actions at the same or different times with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass against Grantors to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial

Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.
The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.
 At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 6.02. APPLICATION OF PROCEEDS. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral as follows:

          FIRST, to the payment of all reasonable costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.01. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it at its address or telecopy number set forth on Schedule I, as the case may be, with a copy to the Borrowers' Agent.

     SECTION 7.02. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

     SECTION 7.03. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

     SECTION 7.04. BINDING EFFECT; SEVERAL AGREEMENT. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no party hereto shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except (x) that assignees of Lenders will acquire interests in the Collateral and (y) as otherwise expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

     SECTION 7.05. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

     SECTION 7.06.  COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION.
(a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral,
(iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

     (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of an Indemnitee.

     (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender.
All amounts due under this Section 7.06 shall be payable on written demand therefor.

     SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7.08. WAIVERS; AMENDMENT. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

     SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

     SECTION 7.10. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 7.12. HEADINGS. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 7.13. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

     (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affected the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 7.14. TERMINATION. (a) This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full other than inchoate indemnity Obligations, the Lenders have no further commitment to lend under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. A Grantor (other than MTS) shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Grantor (other than MTS) shall be automatically released in the event that all the capital stock of such Grantor (other than MTS) shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrowers in accordance with the terms of the Credit Agreement; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

     (b) If at any time when no Default shall have occurred and be continuing MTS shall have outstanding any senior, unsecured, non-credit enhanced long-term Indebtedness for borrowed money that shall be rated BBB- or better by Standard & Poor's Ratings Group and Baa3 or better by Moody's Investors Service, Inc., the security interests granted hereby shall be automatically released.

     SECTION 7.15. ADDITIONAL GRANTORS. Pursuant to Section 5.09 of the Credit Agreement, certain Subsidiaries that were not originally parties hereto are required to become parties to this Agreement as Grantors. Upon the execution and delivery after the date hereof by the Collateral Agent and any Subsidiary of an instrument in the form of Annex 2 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       MTS, INCORPORATED,

                                       by /s/ DeVaughn Searson
                                          -------------------------------------
                                          Name: DeVaughn Searson
                                          Title: Vice President - Finance

                                       THREE A'S HOLDINGS, L.L.C.,

                                       by /s/ Michael Solomon
                                          -------------------------------------
                                          Name: Michael Solomon
                                          Title: Manager

                                       CAMPBELL RECORD SALES, INCORPORATED

                                       by /s/ DeVaughn Searson
                                          -------------------------------------
                                          Name: DeVaughn Searson
                                          Title: Vice President - Finance

                                       FRESNO RECORD SALES, INCORPORATED,

                                       by /s/ DeVaughn Searson
                                          -------------------------------------
                                          Name: DeVaughn Searson
                                          Title: Vice President - Finance

                                       SAN DIEGO RECORD SALES, INCORPORATED,

                                       by /s/ DeVaughn Searson
                                          -------------------------------------
                                          Name: DeVaughn Searson
                                          Title: Vice President - Finance

                                       STOCKTON RECORD SALES, INCORPORATED,

                                       by /s/ DeVaughn Searson
                                          -------------------------------------
                                          Name: DeVaughn Searson
                                          Title: Vice President - Finance

                                       THE CHASE MANHATTAN BANK, as
                                         Collateral Agent,

                                       by /s/ Marian Schulman
                                          -------------------------------------
                                          Name: Marian Schulman
                                          Title:  Authorized Officer

                                                                      SCHEDULE I

                                SUBSIDIARY GRANTORS

Three A's Holdings, L.L.C.

Tower Domestic, INC.

Campbell Record Sales, Incorporated

Fresno Record Sales, Incorporated

San Diego Record Sales, Incorporated

Stockton Record Sales, Incorporated

                                                                  Annex 1 to the
                                                              Security Agreement

          SUPPLEMENT NO. __ dated as of                           , to the
     Security Agreement dated as of April 23, 1998, among MTS, Incorporated, a California corporation ("MTS"), each Material Subsidiary of MTS (other than Tower Records Kabushiki Kaisha and its Material Subsidiaries and any other Non-US Subsidiaries of MTS), if any, listed on Schedule I hereto (each such subsidiary being individually called a "Subsidiary Grantor" and collectively, the "Subsidiary Grantors"; the Subsidiary Grantors and MTS are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

     A. Reference is made to the Credit Agreement dated as of April 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MTS, Tower Records Kabushiki Kaisha, a Japanese corporation ("TRKK", and together with MTS, the "Borrowers"), the lenders from time to time party thereto (the "Lenders") and the Chase Manhattan Bank, as administrative agent for the Lenders.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

     C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. Section 7.15 of Security Agreement provides that certain Subsidiaries that were not originally parties to the Security Agreement are required to become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

     Accordingly, the Collateral Agent and the New Grantor agree as follows:

     SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and con- stitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Grantor.

     SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

     SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

                                       [Name Of New Grantor],

                                       by ____________________________________
                                          Name:
                                          Title:
                                          Address:

                                       THE CHASE MANHATTAN BANK, as
                                       Collateral Agent,

                                       by ____________________________________

                                          Name:
                                          Title:

                                                                      SCHEDULE I
                                                     TO SUPPLEMENT NO.___ TO THE
                                                              SECURITY AGREEMENT


                              LOCATION OF COLLATERAL
                              ----------------------


Description                                     Location
-----------                                     --------

                                                                  Annex 2 to the
                                                              Security Agreement


          LOCKBOX AGREEMENT dated as of [          ], among [Name of
     Grantor], a [       ] corporation (the "Grantor"), THE CHASE MANHATTAN
     BANK, a New York banking corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (such term, and each other capitalized term used but not defined herein, having the meaning given it in the Security Agreement referred to below)
     and [Name of Sub-Agent], a [    ] banking corporation (the "Sub-Agent").

     A. The Grantor, certain other Grantors and the Collateral Agent are parties to a Security Agreement dated as of April 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"). Pursuant to the terms of the Security Agreement, the Grantor has granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in its Accounts Receivable, Inventory and other Collateral to secure the payment and performance of the Obligations and has irrevocably appointed the Collateral Agent as its agent to collect amounts due in respect thereof.

     B. The Sub-Agent has agreed to act as collection sub-agent of the Collateral Agent to receive and forward payments with respect to the Accounts Receivable and Inventory on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. The Collateral Agent hereby appoints the Sub-Agent as its collection sub-agent under the Security Agreement and authorizes the Sub-Agent, on the terms and subject to the conditions set forth herein, to receive payments in respect of Collateral consisting of Accounts Receivable and Inventory.

     2. Contemporaneously with the execution and delivery by the Sub-Agent of this Agreement, and for the purposes of this Agreement, the Sub-Agent shall establish and maintain one or more collection accounts for the benefit of the Collateral Agent (all such accounts being collectively called the "Collection Deposit Account"). The Collection Deposit Account shall be designated with the title, "The Chase Manhattan Bank, as Collateral Agent under the MTS, Incorporated Security Agreement dated as of April 23, 1998" (or a similar title). All payments received by the Sub-Agent in respect of Accounts Receivable or Inventory shall be deposited in the Collection Deposit and shall not be commingled with other funds. All funds at any time on deposit in the Collection Deposit Account shall be held by the Sub-Agent for application in accordance with the terms of this Agreement. The Sub-Agent agrees to give the Collateral Agent prompt notice if the Collection Deposit Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process. As security for the payment and performance of the Obligations, the Grantor hereby confirms and pledges, assigns and transfers to the Collateral Agent, and hereby creates and grants to the Collateral Agent, a security interest in the Collection Deposit Account, all property and assets held therein and all Proceeds thereof.

     3. The Collection Deposit Account shall be under the sole dominion and control of the Collateral Agent, who shall have the sole right of withdrawal over the Collection Deposit Account; provided, however, that the Collateral Agent hereby authorizes the Sub-Agent to permit the Grantor to make withdrawals from the Collection Deposit Account so long as the Sub-Agent has not received notice from the Collateral Agent pursuant to the next succeeding sentence or paragraph 8 below. Upon receipt of written, telecopy or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing or by telecopy) from the Collateral Agent so directing the Sub-Agent at any time, the Sub-Agent shall no longer permit withdrawals from the Collection Deposit Account to be made by the Grantor and, if so directed in such notice, shall promptly transmit to the Collateral Agent at the office specified in paragraph 11 hereof (or such other office as the Collateral Agent shall specify) (a) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account (providedthat funds on deposit that are subject to collection may be transmitted promptly upon collection), (b) all checks, drafts and other instruments for the payment of money relating to the Accounts Receivable or Inventory at the time in the possession of or thereafter received by the Sub-Agent without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account.

     4. The Sub-Agent shall furnish the Collateral Agent with monthly statements setting forth the amounts deposited in and withdrawn from the Collection Deposit Account and shall furnish such other information at such times as shall be reasonably requested by the Collateral Agent.

     5. The fees for the services of the Sub-Agent shall be mutually agreed upon between the Grantor and the Sub-Agent and shall be the obligation of the Grantor; PROVIDED, HOWEVER, that, notwithstanding the terms of any agreement under which the Collection Deposit Account shall have been established with the Sub-Agent, the Grantor and the Sub-Agent agree not to terminate such Collection Deposit Account for any reason (including the failure of the Grantor to pay such fees) for so long as this Agreement shall remain in effect (it being understood that the foregoing shall not be construed to prohibit the resignation of the Sub-Agent in accordance with paragraph 8 below). Neither the Collateral Agent nor the Secured Parties shall have any liability for the payment of any such fees.

     6. The Sub-Agent may perform any of its duties hereunder by or through its agents, officers or employees and shall be entitled to rely upon the advice of counsel as to its duties. The Sub-Agent shall not be liable to the Collateral Agent or the Grantor for any action taken or omitted to be taken by it in good faith, nor shall the Sub-Agent be responsible to the Collateral Agent or the Grantor for the consequences of any oversight or error of judgment or be answerable to the Collateral Agent for the same unless such consequences shall occur through the Sub-Agent's gross negligence or wilful misconduct.

     7. The Sub-Agent hereby represents and warrants that (a) it is a banking corporation duly organized, validly existing and
in good standing under the laws of [      ] and has full corporate power and
authority under such laws to execute, deliver and perform its obligations under this Agreement and (b) the execution, delivery and performance of this Agreement by the Sub-Agent have been duly and effectively authorized by all necessary corporate action and this Agreement has been duly executed and delivered by the Sub-Agent and constitutes a valid and binding obligation of the Sub-Agent enforceable in accordance with its terms.

     8. The Sub-Agent may resign at any time as Sub-Agent hereunder by delivery to the Collateral Agent of written notice of resignation not less than 30 days prior to the effective date of such resignation. The Sub-Agent may be removed by the Collateral Agent at any time, with or without cause, by written, telecopy or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing or by telecopy) of removal delivered to the Sub-Agent. Upon receipt of such notice of removal, or delivery of such notice of resignation, the Sub-Agent shall immediately transmit or deliver to the Collateral Agent at the office specified in paragraph 11 (or such other office as the Collateral Agent shall specify) (a) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account, (b) all checks, drafts and other instruments for the payment of money relating to the Accounts Receivable or Inventory in possession of the Sub-Agent, without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account and (c) any checks, drafts and other instruments for the payment of money received by the Sub-Agent after such notice, in whatever form received.

     9. The Grantor consents to the appointment of the Sub-Agent and agrees that it will not withdraw, or request to withdraw, funds from the Collection Deposit Account other than in accordance with the provisions of this Agreement, the Security Agreement and the other Loan Documents. The Sub-Agent shall incur no liability to the Grantor as a result of any action taken pursuant to an instruction given by the Collateral Agent in accordance with the provisions of this Agreement. The Grantor agrees to indemnify and defend the Sub-Agent against any loss, liability, claim or expense (including reasonable attorneys' fees) arising from the Sub-Agent's entry into this Agreement and actions taken hereunder, except to the extent resulting from the Sub-Agent's gross negligence or wilful misconduct.

     10. The term of this Agreement shall extend from the date hereof until the earlier of (a) the date on which the Sub-Agent has been notified in writing by the Collateral Agent that the Sub-Agent has no further duties under this Agreement and (b) the date of termination specified in the notice of removal given by the Collateral Agent, or notice of resignation given by the Sub-Agent, as the case may be, pursuant to paragraph 8. The obligations of the Sub-Agent contained in the last sentence of paragraph 8 and in paragraph 14, and the obligations of the Grantor contained in paragraphs 6 and 9, shall survive the termination of this Agreement.

     11. All notices and communications hereunder shall be in writing and shall be delivered by hand or by courier service, mailed by certified or registered mail or sent by telecopy (except where telephonic instructions or notices are authorized herein) and shall be effective on the day on which received (a) in the case of the

Collateral Agent, to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of [Collateral Monitoring Department], and (b) in the
case of the Sub-Agent, addressed to [       ], Attention of [         ].  For
purposes of this Agreement, any officer of the Collateral Agent shall be authorized to act, and to give instructions and notices, on behalf of the Collateral Agent hereunder.

     12. The Sub-Agent will not assign or transfer any of its rights or obligations hereunder (other than to the Collateral Agent) without the prior written consent of the other parties hereto, and any such attempted assignment or transfer shall be void.

     13. This Agreement may be amended only by a written instrument executed by the Collateral Agent, the Sub-Agent and the Grantor, acting by their duly authorized representative officers.

     14. Except as otherwise provided in the Credit Agreement with respect to rights of set off available to the Sub-Agent in its capacity as a Lender (if and so long as the Sub-Agent is a Lender thereunder), the Sub-Agent hereby irrevocably waives any right to set off against, or otherwise deduct from, any funds held in the Collection Deposit Account, any indebtedness or other claim owed by the Grantor to the Sub-Agent.

     15. This Agreement shall inure to the benefit of and be binding upon the Collateral Agent, the Sub-Agent, the Grantor and their respective permitted successors and assigns.

     16. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     17.  EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF [          ] GOVERN
THE COLLECTION DEPOSIT ACCOUNT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     18. The Sub-Agent shall be an independent contractor. This Agreement does not give rise to any partnership, joint venture or fiduciary relationship.

     19. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       [Name of Grantor],

                                       by __________________________________
                                          Name:
                                          Title:

                                       THE CHASE MANHATTAN BANK,
                                         as Collateral Agent,

                                       by __________________________________
                                          Name:
                                          Title:

                                       [Sub-Agent],

                                       by __________________________________
                                          Name:
                                          Title: